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                                                                 EXHIBIT 23.3


                        CONSENT OF DIRECTOR NOMINEE

     I, Edward M. Philip, do hereby consent to being named in the Prospectus constituting part of this Registration Statement on Form S-1 (Number 333-4047) as a nominee for director of VDI Media.




                                                 /s/ Edward M. Philip
                                                 -----------------------------
                                                 Edward M. Philip